EXHIBIT 99.3

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2008 CONSOLIDATED CONDENSED STATEMENT OF EARNINGS (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE

					Twelve					Twelve					Twelve
					months					months					months
	Three months ended				ended	Three months ended				ended	Three months ended				ended

	Jan. 31, 2008	Apr. 30, 2008	Jul. 31, 2008	Oct. 31, 2008	Oct. 31, 2008	Jan. 31, 2008	Apr. 30, 2008	Jul. 31, 2008	Oct. 31, 2008	Oct. 31, 2008	Jan. 31, 2008	Apr. 30, 2008	Jul. 31, 2008	Oct. 31, 2008	Oct. 31, 2008

Net revenue	$28,467	$28,262	$28,032	$33,603	$118,364	$28,467	$28,262	$28,032	$33,603	$118,364	$--	$--	$--	$--	$--

Costs and expenses(a):
Cost of sales	21,444	21,205	21,197	25,853	89,699	21,499	21,261	21,253	25,908	89,921	(55)	(56)	(56)	(55)	(222)
Research and development	898	908	895	842	3,543	898	908	895	842	3,543	--	--	--	--	--
Selling, general and administrative	3,296	3,331	3,193	3,506	13,326	3,241	3,275	3,137	3,451	13,104	55	56	56	55	222
Amortization of purchased intangible
assets	206	211	213	337	967	206	211	213	337	967	--	--	--	--	--
In-process research and development
charges	--	13	--	32	45	--	13	--	32	45	--	--	--	--	--
Restructuring charges	10	4	5	251	270	10	4	5	251	270	--	--	--	--	--
Acquisition-related charges	--	--	--	41	41	--	--	--	41	41	--	--	--	--	--
Total costs and expenses	25,854	25,672	25,503	30,862	107,891	25,854	25,672	25,503	30,862	107,891	--	--	--	--	--

Earnings from operations	2,613	2,590	2,529	2,741	10,473	2,613	2,590	2,529	2,741	10,473	--	--	--	--	--

Interest and other, net	72	3	23	(98)	--	72	3	23	(98)	--	--	--	--	--	--

Earnings before taxes	2,685	2,593	2,552	2,643	10,473	2,685	2,593	2,552	2,643	10,473	--	--	--	--	--

Provision for taxes	552	536	525	531	2,144	552	536	525	531	2,144	--	--	--	--	--

Net earnings	$2,133	$2,057	$2,027	$2,112	$8,329	$2,133	$2,057	$2,027	$2,112	$8,329	$--	$--	$--	$--	$--

(a)     Certain pursuit-related costs previously reported as Cost of sales have been realigned retroactively to Selling, general and administrative expenses due to the organizational realignments occurring within HP’s service offerings portfolio.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2007 CONSOLIDATED CONDENSED STATEMENT OF EARNINGS (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE

					Twelve					Twelve					Twelve
					months					months					months
	Three months ended				ended	Three months ended				ended	Three months ended				ended

	Jan. 31, 2007	Apr. 30, 2007	Jul. 31, 2007	Oct. 31, 2007	Oct. 31, 2007	Jan. 31, 2007	Apr. 30, 2007	Jul. 31, 2007	Oct. 31, 2007	Oct. 31, 2007	Jan. 31, 2007	Apr. 30, 2007	Jul. 31, 2007	Oct. 31, 2007	Oct. 31, 2007

Net revenue	$25,082	$25,534	$25,377	$28,293	$104,286	$25,082	$25,534	$25,377	$28,293	$104,286	$--	$--	$--	$--	$--

Costs and expenses(a):
Cost of sales	19,088	19,233	19,112	21,250	78,683	19,136	19,283	19,164	21,304	78,887	(48)	(50)	(52)	(54)	(204)
Research and development	877	903	917	914	3,611	877	903	917	914	3,611	--	--	--	--	--
Selling, general and
administrative	2,956	3,094	3,054	3,326	12,430	2,908	3,044	3,002	3,272	12,226	48	50	52	54	204
Amortization of purchased
intangible assets	201	212	183	187	783	201	212	183	187	783	--	--	--	--	--
In-process research and
development charges	167	19	--	4	190	167	19	--	4	190	--	--	--	--	--
Restructuring charges	(41)	453	(5)	(20)	387	(41)	453	(5)	(20)	387	--	--	--	--	--
Pension curtailments and pension
settlements, net	(9)	(508)	--	--	(517)	(9)	(508)	--	--	(517)	--	--	--	--	--
Total costs and expenses	23,239	23,406	23,261	25,661	95,567	23,239	23,406	23,261	25,661	95,567	--	--	--	--	--

Earnings from operations	1,843	2,128	2,116	2,632	8,719	1,843	2,128	2,116	2,632	8,719	--	--	--	--	--

Interest and other, net	121	100	170	67	458	121	100	170	67	458	--	--	--	--	--

Earnings before taxes	1,964	2,228	2,286	2,699	9,177	1,964	2,228	2,286	2,699	9,177	--	--	--	--	--

Provision for taxes	417	453	508	535	1,913	417	453	508	535	1,913	--	--	--	--	--

Net earnings	$1,547	$1,775	$1,778	$2,164	$7,264	$1,547	$1,775	$1,778	$2,164	$7,264	$--	$--	$--	$--	$--

(a)     Certain pursuit-related costs previously reported as Cost of sales have been realigned retroactively to Selling, general and administrative expenses due to the organizational realignments occurring within HP’s service offerings portfolio.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2008 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS
	Three months ended								Twelve months ended
	Jan. 31, 2008		Apr. 30, 2008		Jul. 31, 2008		Oct. 31, 2008		Oct. 31, 2008

Net revenue: (a)

Enterprise Storage and Servers	$4,820		$4,780		$4,741		$5,059		$19,400
Services	4,052		4,262		4,386		8,277		20,977
HP Software	947		1,039		1,086		1,148		4,220
Technology Solutions Group	9,819		10,081		10,213		14,484		44,597
Personal Systems Group	10,791		10,071		10,254		11,179		42,295
Imaging and Printing Group	7,357		7,644		7,041		7,572		29,614
HP Financial Services	642		685		680		691		2,698
Corporate Investments	218		230		271		246		965
Total segments	28,827		28,711		28,459		34,172		120,169

Eliminations of intersegment net revenue and other	(360)		(449)		(427)		(569)		(1,805)

Total HP Consolidated	$28,467		$28,262		$28,032		$33,603		$118,364

Earnings from operations: (a)		Op %		Op %		Op %		Op %		Op %

Enterprise Storage and Servers	$673	14.0%	$655	13.7%	$544	11.5%	$705	13.9%	$2,577	13.3%
Services	499	12.3%	507	11.9%	567	12.9%	945	11.4%	2,518	12.0%
HP Software	49	5.2%	104	10.0%	135	12.4%	211	18.4%	499	11.8%
Technology Solutions Group	1,221	12.4%	1,266	12.6%	1,246	12.2%	1,861	12.8%	5,594	12.5%
Personal Systems Group	628	5.8%	544	5.4%	587	5.7%	616	5.5%	2,375	5.6%
Imaging and Printing Group	1,142	15.5%	1,220	16.0%	1,042	14.8%	1,155	15.3%	4,559	15.4%
HP Financial Services	43	6.7%	47	6.9%	51	7.5%	51	7.4%	192	7.1%
Corporate Investments	8	3.7%	6	2.6%	26	9.6%	9	3.7%	49	5.1%
Total segments	3,042		3,083		2,952		3,692		12,769

Corporate and unallocated costs and eliminations	(89)		(134)		(85)		(153)		(461)
Unallocated costs related to stock-based compensation expense	(124)		(131)		(120)		(137)		(512)
Amortization of purchased intangible assets	(206)		(211)		(213)		(337)		(967)
In-process research and development charges	--		(13)		--		(32)		(45)
Restructuring charges	(10)		(4)		(5)		(251)		(270)
Acquisition-related charges	--		--		--		(41)		(41)
Interest and other, net	72		3		23		(98)		--

Total HP Consolidated Earnings Before Taxes	$2,685		$2,593		$2,552		$2,643		$10,473

AMOUNTS AS PREVIOUSLY REPORTED
	Three months ended								Twelve months ended
	Jan. 31, 2008		Apr. 30, 2008		Jul. 31, 2008		Oct. 31, 2008		Oct. 31, 2008

Net revenue:

Enterprise Storage and Servers	$4,820		$4,780		$4,741		$5,059		$19,400
Services	4,378		4,627		4,753		8,639		22,397
HP Software	666		727		781		855		3,029
Technology Solutions Group	9,864		10,134		10,275		14,553		44,826
Personal Systems Group	10,791		10,071		10,254		11,179		42,295
Imaging and Printing Group	7,312		7,591		6,979		7,503		29,385
HP Financial Services	642		685		680		691		2,698
Corporate Investments	218		230		271		246		965
Total segments	28,827		28,711		28,459		34,172		120,169

Eliminations of intersegment net revenue and other	(360)		(449)		(427)		(569)		(1,805)

Total HP Consolidated	$28,467		$28,262		$28,032		$33,603		$118,364

Earnings from operations:		Op %		Op %		Op %		Op %		Op %

Enterprise Storage and Servers	$673	14.0%	$655	13.7%	$544	11.5%	$705	13.9%	$2,577	13.3%
Services	489	11.2%	508	11.0%	574	12.1%	920	10.6%	2,491	11.1%
HP Software	51	7.7%	93	12.8%	122	15.6%	195	22.8%	461	15.2%
Technology Solutions Group	1,213	12.3%	1,256	12.4%	1,240	12.1%	1,820	12.5%	5,529	12.3%
Personal Systems Group	628	5.8%	544	5.4%	587	5.7%	616	5.5%	2,375	5.6%
Imaging and Printing Group	1,150	15.7%	1,230	16.2%	1,048	15.0%	1,162	15.5%	4,590	15.6%
HP Financial Services	43	6.7%	47	6.9%	51	7.5%	51	7.4%	192	7.1%
Corporate Investments	8	3.7%	6	2.6%	26	9.6%	9	3.7%	49	5.1%
Total segments	3,042		3,083		2,952		3,658		12,735

Corporate and unallocated costs and eliminations	(89)		(134)		(85)		(152)		(460)
Unallocated costs related to stock-based compensation expense	(124)		(131)		(120)		(104)		(479)
Amortization of purchased intangible assets	(206)		(211)		(213)		(337)		(967)
In-process research and development charges	--		(13)		--		(32)		(45)
Restructuring charges	(10)		(4)		(5)		(251)		(270)
Acquisition-related charges	--		--		--		(41)		(41)
Interest and other, net	72		3		23		(98)		--

Total HP Consolidated Earnings Before Taxes	$2,685		$2,593		$2,552		$2,643		$10,473

Variance
	Three months ended									Twelve months ended
	Jan. 31, 2008		Apr. 30, 2008		Jul. 31, 2008			Oct. 31, 2008		Oct. 31, 2008

Net revenue:

Enterprise Storage and Servers	$--		$--		$--			$--		$--
Services	(326)		(365)		(367)			(362)		(1,420)
HP Software	281		312		305			293		1,191
Technology Solutions Group	(45)		(53)		(62)			(69)		(229)
Personal Systems Group	--		--		--			--		--
Imaging and Printing Group	45		53		62			69		229
HP Financial Services	--		--		--			--		--
Corporate Investments	--		--		--			--		--
Total segments	--		--		--			--		--

Eliminations of intersegment net revenue and other	--		--		--			--		--

Total HP Consolidated	$--		$--		$--			$--		$--

Earnings from operations:		Op %		Op %			Op %		Op %		Op %

Enterprise Storage and Servers	$--	--	$--	--	$--	-	--	$--	--	$--	--
Services	10	1.1%	(1)	0.9%	(7)		0.8%	25	0.8%	27	0.9%
HP Software	(2)	-2.5%	11	-2.8%	13		-3.2%	16	-4.4%	38	-3.4%
Technology Solutions Group	8	0.1%	10	0.2%	6		0.1%	41	0.3%	65	0.2%
Personal Systems Group	--	--	--	--	--		--	--	--	--	--
Imaging and Printing Group	(8)	-0.2%	(10)	-0.2%	(6)		-0.2%	(7)	-0.2%	(31)	-0.2%
HP Financial Services	--	--	--	--	--		--	--	--	--	--
Corporate Investments	--	--	--	--	--		--	--	--	--	--
Total segments	--		--		--			34		34

Corporate and unallocated costs and eliminations	--		--		--			(1)		(1)
Unallocated costs related to stock-based compensation expense	--		--		--			(33)		(33)
Amortization of purchased intangible assets	--		--		--			--		--
In-process research and development charges	--		--		--			--		--
Restructuring charges	--		--		--			--		--
Acquisition-related charges	--		--		--			--		--
Interest and other, net	--		--		--			--		--

Total HP Consolidated Earnings Before Taxes	$--		$--		$--			$--		$--

(a)    Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2008, the reclassifications resulted in the transfer of revenue and operating profit among the Services, HP Software and Imaging and Printing Group financial reporting segments. In addition, certain previously allocated costs were reclassified to unallocated costs related to stock-based compensation expense. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, Personal Systems Group, HP Financial Services and Corporate Investments segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
FISCAL 2007 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

REVISED AMOUNTS
	Three months ended								Twelve months ended
	Jan. 31, 2007		Apr. 30, 2007		Jul. 31, 2007		Oct. 31, 2007		Oct. 31, 2007

Net revenue: (a)

Enterprise Storage and Servers	$4,421		$4,594		$4,516		$5,108		$18,639
Services	3,649		3,814		3,860		4,006		15,329
HP Software	853		845		880		1,050		3,628
Technology Solutions Group	8,923		9,253		9,256		10,164		37,596
Personal Systems Group	8,719		8,663		8,894		10,133		36,409
Imaging and Printing Group	7,027		7,195		6,782		7,605		28,609
HP Financial Services	547		550		582		657		2,336
Corporate Investments	157		175		220		210		762
Total segments	25,373		25,836		25,734		28,769		105,712

Eliminations of intersegment net revenue and other	(291)		(302)		(357)		(476)		(1,426)

Total HP Consolidated	$25,082		$25,534		$25,377		$28,293		$104,286

Earnings from operations: (a)		Op %		Op %		Op %		Op %		Op %

Enterprise Storage and Servers	$453	10.2%	$452	9.8%	$507	11.2%	$736	14.4%	$2,148	11.5%
Services	399	10.9%	445	11.7%	421	10.9%	517	12.9%	1,782	11.6%
HP Software	27	3.2%	19	2.2%	61	6.9%	141	13.4%	248	6.8%
Technology Solutions Group	879	9.9%	916	9.9%	989	10.7%	1,394	13.7%	4,178	11.1%
Personal Systems Group	414	4.7%	417	4.8%	519	5.8%	589	5.8%	1,939	5.3%
Imaging and Printing Group	1,071	15.2%	1,159	16.1%	967	14.3%	1,096	14.4%	4,293	15.0%
HP Financial Services	32	5.9%	36	6.5%	39	6.7%	48	7.3%	155	6.6%
Corporate Investments	(29)	-18.5%	(18)	-10.3%	(5)	-2.3%	(5)	-2.4%	(57)	-7.5%
Total segments	2,367		2,510		2,509		3,122		10,508

Corporate and unallocated costs and eliminations	(66)		(75)		(101)		(197)		(439)
Unallocated costs related to stock-based compensation expense	(140)		(131)		(114)		(122)		(507)
Amortization of purchased intangible assets	(201)		(212)		(183)		(187)		(783)
In-process research and development charges	(167)		(19)		--		(4)		(190)
Restructuring charges	41		(453)		5		20		(387)
Pension curtailments and pension settlements, net	9		508		--		--		517
Interest and other, net	121		100		170		67		458

Total HP Consolidated Earnings Before Taxes	$1,964		$2,228		$2,286		$2,699		$9,177

AMOUNTS AS PREVIOUSLY REPORTED
	Three months ended								Twelve months ended
	Jan. 31, 2007		Apr. 30, 2007		Jul. 31, 2007		Oct. 31, 2007		Oct. 31, 2007

Net revenue:

Enterprise Storage and Servers	$4,421		$4,594		$4,516		$5,108		$18,639
Services	3,932		4,125		4,165		4,348		16,570
HP Software	598		568		606		759		2,531
Technology Solutions Group	8,951		9,287		9,287		10,215		37,740
Personal Systems Group	8,719		8,663		8,894		10,133		36,409
Imaging and Printing Group	6,999		7,161		6,751		7,554		28,465
HP Financial Services	547		550		582		657		2,336
Corporate Investments	157		175		220		210		762
Total segments	25,373		25,836		25,734		28,769		105,712

Eliminations of intersegment net revenue and other	(291)		(302)		(357)		(476)		(1,426)

Total HP Consolidated	$25,082		$25,534		$25,377		$28,293		$104,286

Earnings from operations:		Op %		Op %		Op %		Op %		Op %

Enterprise Storage and Servers	$453	10.2%	$452	9.8%	$507	11.2%	$736	14.4%	$2,148	11.5%
Services	406	10.3%	449	10.9%	417	10.0%	515	11.8%	1,787	10.8%
HP Software	18	3.0%	7	1.2%	51	8.4%	145	19.1%	221	8.7%
Technology Solutions Group	877	9.8%	908	9.8%	975	10.5%	1,396	13.7%	4,156	11.0%
Personal Systems Group	414	4.7%	417	4.8%	519	5.8%	589	5.8%	1,939	5.3%
Imaging and Printing Group	1,073	15.3%	1,167	16.3%	981	14.5%	1,094	14.5%	4,315	15.2%
HP Financial Services	32	5.9%	36	6.5%	39	6.7%	48	7.3%	155	6.6%
Corporate Investments	(29)	-18.5%	(18)	-10.3%	(5)	-2.3%	(5)	-2.4%	(57)	-7.5%
Total segments	2,367		2,510		2,509		3,122		10,508

Corporate and unallocated costs and eliminations	(66)		(75)		(101)		(197)		(439)
Unallocated costs related to stock-based compensation expense	(140)		(131)		(114)		(122)		(507)
Amortization of purchased intangible assets	(201)		(212)		(183)		(187)		(783)
In-process research and development charges	(167)		(19)		--		(4)		(190)
Restructuring charges	41		(453)		5		20		(387)
Pension curtailments and pension settlements, net	9		508		--		--		517
Interest and other, net	121		100		170		67		458

Total HP Consolidated Earnings Before Taxes	$1,964		$2,228		$2,286		$2,699		$9,177

Variance
	Three months ended								Twelve months ended
	Jan. 31, 2007		Apr. 30, 2007		Jul. 31, 2007		Oct. 31, 2007		Oct. 31, 2007

Net revenue:

Enterprise Storage and Servers	$--		$--		$--		$--		$--
Services	(283)		(311)		(305)		(342)		(1,241)
HP Software	255		277		274		291		1,097
Technology Solutions Group	(28)		(34)		(31)		(51)		(144)
Personal Systems Group	--		--		--		--		--
Imaging and Printing Group	28		34		31		51		144
HP Financial Services	--		--		--		--		--
Corporate Investments	--		--		--		--		--
Total segments	--		--		--		--		--

Eliminations of intersegment net revenue and other	--		--		--		--		--

Total HP Consolidated	$--		$--		$--		$--		$--

Earnings from operations:		Op %		Op %		Op %		Op %		Op %

Enterprise Storage and Servers	$--	--	$--	--	$--	--	$--	--	$--	--
Services	(7)	0.6%	(4)	0.8%	4	0.9%	2	1.1%	(5)	0.8%
HP Software	9	0.2%	12	1.0%	10	-1.5%	(4)	-5.7%	27	-1.9%
Technology Solutions Group	2	0.1%	8	0.1%	14	0.2%	(2)	--	22	0.1%
Personal Systems Group	--	--	--	--	--	--	--	--	--	--
Imaging and Printing Group	(2)	-0.1%	(8)	-0.2%	(14)	-0.2%	2	-0.1%	(22)	-0.2%
HP Financial Services	--	--	--	--	--	--	--	--	--	--
Corporate Investments	--	--	--	--	--	--	--	--	--	--
Total segments	--		--		--		--		--

Corporate and unallocated costs and eliminations	--		--		--		--		--
Unallocated costs related to stock-based compensation expense	--		--		--		--		--
Amortization of purchased intangible assets	--		--		--		--		--
In-process research and development charges	--		--		--		--		--
Restructuring charges	--		--		--		--		--
Interest and other, net	--		--		--		--		--

Total HP Consolidated Earnings Before Taxes	$--		$--		$--		$--		$--

(a)     Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2007, the reclassifications resulted in the transfer of revenue and operating profit among the Services, HP Software and Imaging and Printing Group financial reporting segments. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, Personal Systems Group, HP Financial Services and Corporate Investments segments.